Exhibit 2.1

No.

Incorporated under the laws of the Islands of Bermuda

COMMON SHARES

SEADRILL LIMITED

Par Value $2.00 EACH

Common Stock

CUSIP [illegible]

This Certifies that ______________________________ ***is the owner of***

______________________________ *fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder thereof in person or by a duly authorized Attorney upon surrender of this Certificate.*

Witness *, the seal of the Corporation and the signature of its duly authorized officers.*

Dated

Secretary

[illegible]

The following abbreviations, when used in the inscription on the fact of the certificate, shall be constituted as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common TEN ENT – as tenants by the entireties JT TEN – as joint tenants with right of survivorship and not as tenants in common	UNIF GIFT MIN ACT -	…….....……Custodian…………...... (Cust) (Minor) under Uniform Gifts to Minors Act………..........……………………. (State)

Additional abbreviations may also be used though not in the above list.

For value received ……………………………….. hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBERS OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OR ASSIGNEE

Shares
of the Common Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ___
________________________________________________________________________________________

______________________________________________________________________________ Attorney
to transfer the said shares on the books of the within-named Company, with full power of substitution in premises.

Dated:_________________________

NOTICE:	THE SIGNATURE TO THIS ASSIGMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERNATION OR ENLARGEMENT OR ANY CHANGE WHATEVER./

SIGNATURE(S) GUARANTEED:
THE SIGNATURE SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUION (BANKS, STOCHBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GURANTEE  MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

AMERICAN BANK NOTE COMPANY 711 ARMSTRONG LAND COLUMBIA, TENNESSEE 38401 (931) 388-3003	PROOF OF FEBRUARY 24, 2010 SEADRILL LIMITED TSB 0186 BK
SALES: HOLLY GRONER 931-490-7660	OPERATOR: JB
NEW

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____OK AS IS ____OK WITH CHANGES ___MAKE CHANGES AND SEND ANOHTER PROOF